Exhibit 99.1

TerrAscend Announces the Appointment of Kara DioGuardi to its Board of Directors

TORONTO, March. 3, 2022 - TerrAscend Corp. ("TerrAscend" or the "Company") (CSE: TER) (OTCQX: TRSSF), a leading North American cannabis operator, today announced the appointment of Kara DioGuardi to its Board of Directors. A Grammy nominated songwriter, producer, record executive, music publisher, Broadway actress and former American Idol judge, Ms. DioGuardi’s credits include 320 songs released by major labels, 11 of which have earned Grammy nominations, 23 BMI Awards and more than 50 charting singles, cumulatively surpassing one billion streams. Ms. DioGuardi co-founded Arthouse Entertainment (“Arthouse”), a music publishing company that holds past and present copyrights of many of the industry’s most popular Grammy-winning artists.

“I am thrilled to add Kara to our Board and look forward to leveraging the knowledge and insights she gained as a trailblazer in the music publishing industry,” said Jason Wild, Executive Chairman of TerrAscend. “In particular, her deep brand building expertise and eye for talent and product appeal will be beneficial as we integrate our business with Gage Cannabis and focus on increasing brand equity across our core markets.”

In addition to her extensive music industry career, Ms. DioGuardi co-founded Inspired Nation in 2016, a non-profit that aims to provide young aspiring artists with a platform to tell their stories. All proceeds from Inspired Nation’s singing competitions benefit youth-focused charities. Prior to founding Arthouse and Inspired Nation, DioGuardi held several roles in the music industry throughout her career, including music producer and label executive for Billboard Magazine. DioGuardi graduated from Duke University in 1992 with a Bachelor of Political Science and Government, and presently serves on five boards, including the MLC and NMPA S.O.N.G.S. boards.

About TerrAscend

TerrAscend is a leading North American cannabis operator with vertically integrated operations in Pennsylvania, New Jersey, and California, licensed cultivation and processing operations in Maryland and licensed production in Canada. TerrAscend operates The Apothecarium dispensary retail locations as well as scaled cultivation, processing, and manufacturing facilities on both the East and West coasts. TerrAscend's cultivation and manufacturing practices yield consistent, high-quality cannabis, providing industry-leading product selection to both the medical and legal adult-use markets. The Company owns several synergistic businesses and brands, including The Apothecarium, Ilera Healthcare, Kind Tree, Prism, State Flower, Valhalla Confections, and Arise Bioscience Inc. For more information, visit www.terrascend.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This news release contains "forward-looking information" within the meaning of applicable securities laws. Forward-looking information contained in this press release may be identified by the use of words such as, "may", "would", "could", "will", "likely", "expect", "anticipate", "believe, "intend", "plan", "forecast", "project", "estimate", "outlook" and other similar expressions. Forward-looking statements in this press release include, but are not limited to, statements regarding the Company’s goals regarding its financial position, value proposition, market position and business strategy. Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management in light of management's experience and perception of trends, current conditions and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Actual results and developments may differ materially from those contemplated by these statements. Such forward-looking statements are based on certain assumptions regarding expected growth, results of operations, performance, industry trends and growth opportunities. These assumptions may prove to be incorrect. Readers are cautioned not to place undue reliance on forward-looking statements.

Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, current and future market conditions; risks related to federal, state, provincial, territorial, local and foreign government laws, rules and regulations, including federal and state laws in the United States relating to cannabis operations in the United States; and the risk factors described in our Registration Statement on Form 10 and other filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov, and other filings with Canadian securities regulators, including TerrAscend’s management information circular dated October 4, 2021, and TerrAscend's most recently filed MD&A, both filed with the Canadian securities regulators and available under TerrAscend's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. TerrAscend disclaims any intent or obligation to update any forward-looking information, whether as a result of new information, future events or results or otherwise, other than as required by applicable securities laws.

For more information regarding TerrAscend:

Keith Stauffer
Chief Financial Officer
IR@terrascend.com

Rob Kelly
MATTIO Communications
terrascend@mattio.com